                 FORM OF SERIES 1997-1 CERTIFICATEHOLDERS' STATEMENT

                          U.S. BANK NATIONAL ASSOCIATION ND
                 ----------------------------------------------------
                        FIRST BANK CORPORATE CARD MASTER TRUST
                 ----------------------------------------------------

     The information which is required to be prepared with respect to the Distribution Date of January 15, 1998 and with respect to the performance of the Trust during the related Collection Period(s).

     Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.



A.   INFORMATION REGARDING THE CURRENT DISTRIBUTION (STATED ON THE BASIS OF $1,000 ORIGINAL
     CERTIFICATE PRINCIPAL BALANCE)
     1.  Class A Monthly Principal                                                                 $            -
                                                                                                   ----------------
     2.  Class B Monthly Principal                                                                 $            -
                                                                                                   ----------------
     3.  Collateral Monthly Principal                                                              $            -
                                                                                                   ----------------
     4.  Class A Monthly Interest                                                                  $            -
                                                                                                   ----------------
     5.  Class A Deficiency Amounts                                                                $            -
                                                                                                   ----------------
     6.  Class A Additional Interest                                                               $            -
                                                                                                   ----------------
     7.  Class B Monthly Interest                                                                  $            -
                                                                                                   ----------------
     8.  Class B Deficiency Amounts                                                                $            -
                                                                                                   ----------------
     9.  Class B Additional Interest                                                               $            -
                                                                                                   ----------------
     10.  Collateral Monthly Interest                                                              $           5.07
                                                                                                   ----------------
     11.  Accrued and unpaid Collateral Monthly Interest                                           $            -
                                                                                                   ----------------
B.   INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

1.   Principal Collections
     (a)  Principal Collections allocated to the Class A Certificates                              $ 356,606,386.95
                                                                                                   ----------------
     (b)  Principal Collections allocated to the Class B Certificates                              $   5,690,527.45
                                                                                                   ----------------
     (c)  Principal Collections allocated to the Collateral Investor Interest                      $  17,071,582.35
                                                                                                   ----------------
2.   Trust Principal Component


     (a)  Trust Principal Component as of the end of the related Collection Period(s)              $ 542,875,304.88
                                                                                                   ----------------
     (b)  Series 1997-1 Invested Amount as of the end of the related Transfer Date(s)              $ 420,000,000.00
                                                                                                   ----------------
     (c)  Series 1997-1 Adjusted Invested Amount as of the end of the related Transfer Date(s)     $ 420,000,000.00
                                                                                                   ----------------
     (d)  Class A Invested Amount as of the end of the related Transfer Date(s)                    $ 394,800,000.00
                                                                                                   ----------------
     (e)  Class A Adjusted Invested Amount as of the end of the related Transfer Date(s)           $ 394,800,000.00
                                                                                                   ----------------
     (f)  Class B Invested Amount as of the end of the related Transfer Date(s)                    $   6,300,000.00
                                                                                                   ----------------
     (g)  Collateral Invested Amount as of the end of the related Transfer Date(s)                 $  18,900,000.00
                                                                                                   ----------------
     (h)  Floating Allocation Percentage with respect to the related Collection Period(s)                    63.77%
                                                                                                   ----------------
     (i)  Class A Floating Percentage with respect to the related Collection Period(s)                       59.95%
                                                                                                   ----------------
     (j)  Class B Floating Percentage with respect to the related Collection Period(s)                        0.96%
                                                                                                   ----------------
     (k)  Collateral Floating Percentage with respect to the related Collection Period(s)                     2.87%
                                                                                                   ----------------
     (l)  Fixed Allocation Percentage with respect to the related Collection Period(s)                          N/A
                                                                                                   ----------------
     (m)  Class A Fixed Percentage with respect to the related Collection Period(s)                             N/A
                                                                                                   ----------------

     (n)  Class B Fixed Percentage with respect to the related Collection Period(s)                             N/A
                                                                                                   ----------------

     (o)  Collateral Fixed Percentage with respect to the related Collection Period(s)                          N/A
                                                                                                   ----------------


3.   Delinquent Balances
     The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Collection Period(s):


                                                                                                  Aggregate Account
                                                                                                       Balance
                                                                                                   ----------------
                              (a) 30-59 days:                                                       $  5,643,426.87
                              (b) 60-89 days:                                                       $  1,589,874.13
                              (c) 90-119 days:                                                      $    347,036.57
                              (d) 120-149 days:                                                     $           -
                              Total:                                                                $  7,580,337.57

                                                                                                    Percentage of
                                                                                                  Total Receivables
                                                                                                  -----------------
                              (a) 30-59 days:                                                                 1.02%
                              (b) 60-89 days:                                                                 0.29%
                              (c) 90-119 days:                                                                0.06%
                              (d) 120-149 days:                                                               0.00%
                              Total:                                                                          1.37%


4.   Investor Default Amount
     (a) Investor Default Amount for the related Collection Period(s)                              $     121,617.40
                                                                                                   ----------------
     (b) Class A Investor Default Amount for the related Collection Period(s)                      $     114,320.35
                                                                                                   ----------------
     (c) Class B Investor Default Amount for the related Collection Period(s)                      $       1,824.26
                                                                                                   ----------------
     (d) Collateral Investor Default Amount for the related Collection Period(s)                   $       5,472.78
                                                                                                   ----------------
5.   Investor Charge-Offs
     (a) Aggregate Class A Investor Charge-Offs for the related Collection Period(s)               $           -
                                                                                                   ----------------
     (b) Class A Charge-Offs per $1,000 of original Certificate
         Principal Balance                                                                         $           -
                                                                                                   ----------------
     (c) Aggregate Class B Investor Charge-Offs for the related Collection Period(s)               $           -
                                                                                                   ----------------
     (d) Class B Charge-Offs per $1,000 of original Certificate
         Principal Balance                                                                         $           -
                                                                                                   ----------------
     (e) Aggregate Collateral Investor Charge-Offs for the related Collection Period(s)            $           -

                                                                                                   ----------------
     (f) Collateral Charge-Offs per $1,000 of original Certificate
         Principal Balance                                                                         $           -
                                                                                                   ----------------
     (g) Aggregate Class A Investor Charge-Offs reimbursed on the related
         Transfer Date(s)                                                                          $           -
                                                                                                   ----------------
     (h) Class A Investor Charge-Offs reimbursed per $1,000 of original Certificate
         Principal Balance                                                                         $           -
                                                                                                   ----------------
     (i) Aggregate Class B Investor Charge-Offs reimbursed on the related
         Transfer Date(s)                                                                          $           -
                                                                                                   ----------------
     (j) Class B Investor Charge-Offs reimbursed per $1,000 of original Certificate
         Principal Balance                                                                         $           -
                                                                                                   ----------------
     (k) Aggregate Collateral Investor Charge-Offs reimbursed on the related
         Transfer Date(s)                                                                          $           -
                                                                                                   ----------------
     (l) Collateral Investor Charge-Offs reimbursed per $1,000 of original Certificate
         Principal Balance                                                                         $           -
                                                                                                   ----------------
6.   Monthly Investor Servicing Fee
     (a) Class A Servicing Fee payable for the related Collection Period(s)                        $     329,000.00
                                                                                                   ----------------
     (b) Class B Servicing Fee payable for the related Collection Period(s)                        $       5,250.00
                                                                                                   ----------------
     (c) Collateral Servicing Fee payable for the related Collection Period(s)                     $      15,750.00
                                                                                                   ----------------

7.   Reallocations
     (a) Reallocated Collateral Principal Collections with respect to
         the related Collection Period(s)                                                          $           -
                                                                                                   ----------------
     (b) Reallocated Class B Principal Collections with respect to
         the related Collection Period(s)                                                          $           -
                                                                                                   ----------------
     (c) Collateral Invested Amount as of this Distribution Date                                   $  18,900,000.00
                                                                                                   ----------------
     (d) Class B Invested Amount as of this Distribution Date                                      $  6,300,000.00
                                                                                                   ----------------
8.   Yield Collections and Net Interchange
     (a) Aggregate Yield Collections (including Net Interchange)
         processed during the related Collection Period allocated
         in respect of the Class A Investor Certificate                                            $  12,822,582.74
                                                                                                   ----------------
     (b) Aggregate Yield Collections (including Net Interchange)
         processed during the related Collection Period allocated
         in respect of the Class B Investor Certificate                                            $     204,615.68
                                                                                                   ----------------
     (c) Aggregate Yield Collections (including Net Interchange)
        processed during the related Collection Period allocated
        in respect of the Collateral Investor Certificate                                          $     613,847.05
                                                                                                   ----------------
9.   Principal Funding Amount
     (a) Principal amount in Principal Funding Account on the
         related Transfer Date                                                                     $           -
                                                                                                   ----------------
     (b) Deficit Controlled Accumulation Amount with respect
         to the related Collection Period(s)                                                       $           -
                                                                                                   ----------------
     (c) Principal Funding Investment Proceeds deposited in the
         Collection Account on the related Transfer Date(s)                                        $           -
                                                                                                   ----------------
     (d) Reserve Draw Amount deposited in the Collection Account
         on the related Transfer Date(s) from the Reserve Account                                  $           -
                                                                                                   ----------------
10.  Reserve Draw Amount on the related Transfer Date(s)                                           $           -
                                                                                                   ----------------
11.  Overconcentration Draw Amount on the related Transfer Date(s)                                 $           -
                                                                                                   ----------------
12.  Available Funds
     (a) Class A Available Funds on deposit in the Collection Account on the related               $  12,612,764.78
         Transfer Date(s)                                                                          ----------------

     (a) Class B Available Funds on deposit in the Collection Account on the related               $     201,267.52
         Transfer Date(s)                                                                          ----------------

     (a) Collateral Available Funds on deposit in the Collection Account on the related            $     603,802.57
         Transfer Date(s)                                                                          ----------------

13.  Portfolio Yield and Base Rate
     (a) Portfolio Yield for the related Collection Period                                                   21.77%
                                                                                                   ----------------
     (b) Base Rate for the related Collection Period                                                          7.39%
                                                                                                   ----------------
14.  Monthly Payment Rate                                                                                    90.33%
                                                                                                   ----------------
15.  Principal Payment Rate                                                                                  90.33%
                                                                                                   ----------------
16.  Gross Losses as a Percentage of Charge Volume & Fees                                                     0.39%
                                                                                                   ----------------
17.  Minimum Transferor's Percentage                                                                         12.00%
                                                                                                   ----------------


     U.S. Bank Card Services, Inc.
     Servicer

     By:\s\Charles W. Devens
     Name:  Charles W. Devens

     Title:  Assistant Vice President



                                                            Class A Bonds                                   394,800
                                                            Class B Bonds                                     6,300
                                                            CIA Bonds                                        18,900


                      SCHEDULE TO MONTHLY SERVICER'S CERTIFICATE
                      COLLECTION PERIOD ENDING DECEMBER 31, 1998
                          U.S. BANK NATIONAL ASSOCIATION ND
                 FIRST BANK CORPORATE CARD MASTER TRUST SERIES 1997-1



1.  Investor Percentage of Principal Collections                                                   $ 379,368,496.75
                                                                                                   ----------------
2.  Investor Percentage of Yield Collections (ex. Net Interchange)                                 $   7,742,214.22
                                                                                                   ----------------
3.  Investor Percentage of Net Interchange                                                         $   5,898,831.25
                                                                                                   ----------------
4.  Servicer Interchange                                                                           $     350,000.00
                                                                                                   ----------------
5.  The aggregate amount of funds on deposit in Collection Account allocable to Series
    1997-1 Certificates                                                                            $ 616,249,137.63
                                                                                                   ----------------
6.  Funds in Principal Funding Account allocable to Series 1997-1 Certificates                     $           -
                                                                                                   ----------------
7.  Aggregate amount paid in accordance with the Loan Agreement pursuant to Section 4.11           $      95,786.02
                                                                                                   ----------------
8.  Required Collateral Invested Amount over the Collateral Invested Amount                        $           -
                                                                                                   ----------------
9.  Collateral Invested Amount                                                                     $  18,900,000.00
                                                                                                   ----------------
10. The amount of Monthly Interest, Deficiency Amounts and Additional
    Interest payable to the
     (i) Class A Certificateholders                                                                $           -
                                                                                                   ----------------
    (ii) Class B Certificateholders                                                                $           -
                                                                                                   ----------------
   (iii) Collateral Interest Holder                                                                $     95,786.02
                                                                                                   ----------------
11.  The amount of principal payable to the
     (i) Class A Certificateholders                                                                $           -
                                                                                                   ----------------
    (ii) Class B Certificateholders                                                                $           -
                                                                                                   ----------------
   (iii) Collateral Interest Holder                                                                $           -
                                                                                                   ----------------
12.  The sum of all amounts payable to the
     (i) Class A Certificateholders                                                                $           -
                                                                                                   ----------------
    (ii) Class B Certificateholders                                                                $           -
                                                                                                   ----------------
   (iii) Collateral Interest Holder                                                                $      95,786.02
                                                                                                   ----------------
13.  To the knowledge of the undersigned, no Early Amortization Event has occurred except as described below:


     None

In witness whereof, the undersigned has duly executed this certificate this 12th day of January, 1999.

U.S. Bank Card Services, Inc.
Servicer

By:\s\Charles W. Devens
Name:  Charles W. Devens

Title:  Assistant Vice President